Adoption of New Accounting Pronouncements	12 Months Ended
Dec. 31, 2011
Adoption of New Accounting Pronouncements [Abstract]
Adoption of New Accounting Pronouncements
3.	Adoption of New Accounting Pronouncements

In January 2011, the Partnership adopted an amendment to Financial Accounting Standards Board (or FASB) Accounting Standards Codification (or ASC) 605, Revenue Recognition, that provides for a new methodology for establishing the fair value for a deliverable in a multiple-element arrangement. When vendor specific objective or third-party evidence for deliverables in a multiple-element arrangement cannot be determined, the Partnership will be required to develop a best estimate of the selling price of separate deliverables and to allocate the arrangement consideration using the relative selling price method. The adoption of this amendment did not have an impact on the Partnership’s consolidated financial statements.

On September 30, 2011, the Partnership adopted an amendment to FASB ASC 350, Intangibles – Goodwill and Other, that provides entities with the option of performing a qualitative assessment before performing the first step of the current two-step goodwill impairment test. If entities determine, on the basis of qualitative factors, it is not more likely than not that the fair value of the reporting unit is less than the carrying amount, then performing the two-step impairment test is not required. However, if an entity concludes otherwise, the existing two-step goodwill impairment test is performed. ASU 2011-08 also provides entities with the option to bypass the qualitative assessment for any reporting unit in any period and proceed directly to the first step of the two-step impairment test. The adoption of this amendment did not have an impact on the Partnership’s consolidated financial statements.